

UMPQUA HOLDINGS CORPORATION

KBW Investor Conference, Boston, MA

March 1-2, 2011

Safe Harbor Statement

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements may include statements that expressly or implicitly predict future results, performance or events. Statements other than statements of historical fact are forward-looking statements. You can find many of these statements by looking for words such as "anticipates," "expects," believes," "estimates" and "intends" and words or phrases of similar meaning. We make forward-looking statements regarding projected sources of funds, availability of acquisition and growth opportunities, adequacy of our allowance for loan and lease losses and provision for loan and lease losses, our commercial real estate portfolio and subsequent charge-offs. Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Umpqua. Risks and uncertainties include those set forth in our filings with the SEC and the following factors that might cause actual results to differ materially from those presented:

- The ability to attract new deposits and loans and leases
- Demand for financial services in our market areas
- Competitive market pricing factors
- Deterioration in economic conditions that could result in increased loan and lease losses
- Risks associated with concentrations in real estate related loans
- Market interest rate volatility
- Stability of funding sources and continued availability of borrowings
- Changes in legal or regulatory requirements or the results of regulatory examinations that could restrict growth
- The ability to recruit and retain key management and staff
- Availability of, and competition for, FDIC-assisted acquisition opportunities
- Risks associated with merger integration
- Significant decline in the market value of the Company that could result in an impairment of goodwill
- The ability to raise capital or incur debt on reasonable terms
- Effectiveness of the Emergency Economic Stabilization Act of 2008 (the "EESA") and other legislative and regulatory efforts to help stabilize the U.S. financial markets
- Future legislative or administrative changes to the Capital Purchase Program enacted under the EESA.

There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. For a more detailed discussion of some of the risk factors, see the section entitled "Risk Factors" in the Form 10-K for the year ended December 31, 2010 as updated and supplemented in our filings on Form 10-Q and Form 8-K. We do not intend to update any factors or to publicly announce revisions to any of our forward-looking statements. You should consider any forward looking statements in light of this explanation, and we caution you about relying on forward-looking statements.

Umpqua is a leading community bank serving the Pacific Northwest

> 184 total stores



WA
Seattle
Tacoma
Olympia
Vancouver
Portland
OR
Salem
Bend
Roseburg
CA
NV
Reno
Sacramento

- 2010 Highlights
- Balance Sheet Strength
- 2011 Strategy & Opportunities

- Completed three FDIC assisted acquisitions (Q1/Q2)
  - EvergreenBank, Seattle, WA 1/22/10 — $353 million assets
  - Rainier Pacific Bank, Tacoma, WA 2/26/10 — $721 million assets
  - Nevada Security Bank, Reno, NV 6/18/10 — $438 million assets
- Accessed capital markets ($304 million Q1)
- Repurchased all TARP preferred stock & warrants (Q1)
- FORTUNE "100 Best Companies to Work For" (5th year in a row)

2010 Highlights

- 13% organic deposit growth (excluding acquisitions)
- Established new lending teams in several key markets
- Wealth management division momentum building
- Increased pre-tax, pre-credit cost operating income to $162 million, up 8% over 2009
- Full year operating EPS $0.12, net EPS $0.15

- Operating income of $9.1 million, or $0.08 per share, on improving credit trends
- Pre-tax, pre-credit cost operating income $41 million, up 5% over third quarter 2010, and 3% over fourth quarter 2009
- Non-covered NPA's continued declining trends, ending at 1.53% of total assets
- Loan production building, average non-covered loans flat with Q3 ex charge-offs

Provision for loan loss & net charge-off trends

(non-covered, $ in millions)



Provision
Net charge-offs
$80
$70
$60
$50
$40
$30
$20
$10
$-
2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4

UMPQUA BANK

Loan Portfolio – December 2010
(non-covered, $ in millions)



CRE - Owner Occupied $1,231 22%
Commercial $1,224 22%
Residential real estate $484 8%
Commercial construction $265 5%
Residential development $148 2%
Other $54 1%
CRE - Nonowner Occupied $2,252 40%

- Strong credit culture
- Depth of Credit Admin Staff
- Quick to identify and recognize

Loan portfolio – 4th quarter 2010

- 30-89 day past due declined 40% from Q3
- CRE maturities:
  - 10% in 2011-2012
  - 18% in 2013-2014
  - 24% in 2015-2016
  - 48% 2017 and later
- NPAs written down 39% from original balance
- Classified assets continued decline, down 24% for year, ending at 39.5% of Tier 1 capital + Allowance for credit loss

UMPQUA BANK

Non-performing assets to total assets %
(non-covered)



UMPQ
Regional peers
1.06
1.36
1.25
2.19
1.66
2.79
1.88
4.56
1.82
5.23
1.73
6.23
1.70
6.23
2.38
5.83
1.99
6.32
1.90
6.05
1.58
4.76
1.53
4.09
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4

- Source: Company filings, SNL Financial
- Note: Regional peers include Banner Corporation, Cascade Bancorp, CVB Financial, Pacific Capital Bancorp, PacWest Bancorp, Sterling Financial, West Coast Bancorp, and Westamerica Bancorp; Regional peers represent a median ratio.

UMPQUA BANK

	Q4 2009	Q4 2010
Tier 1 Leverage	12.79%	10.56%
Tier 1 Risk Based Capital	15.91%	16.36%
Total Risk Based Capital	17.16%	17.62%
Tier 1 Common / Risk Weighted	9.78%	13.23%
Tangible Common Equity ratio	8.27%	8.74%
Tangible Book Value / Share	$8.33	$8.39

- $900 million of excess pre-tax risk based capital above 10% well capitalized threshold
- Well positioned for Basel III threshold with excess

> Expand lending, major focus in Seattle, Portland, San Francisco and Silicon Valley

> Continue organic deposit growth, new stores in metro markets

> Deploy excess liquidity & capital

> Continue momentum build in Wealth Management Division

> Improving pre-tax, pre-credit operating income

> Remain opportunistic in acquisitions, both FDIC assisted and traditional M&A

> Continue to explore new market potential for Umpqua expansion

Umpqua is an experienced acquirer with a demonstrated ability to integrate new depositories

> **Independent Financial Network (Coos Bay, OR)**
- June 22, 2001
- $54mm all stock
- 14 stores (6 brands)
  - $390mm in assets
  - $323mm in deposits

> **Linn-Benton Bank (Albany, OR)**
- August 21, 2001
- $20mm part cash, part stock
- 5 stores (1 brand)
  - $117mm in assets
  - $106mm in deposits

> **Humboldt Bancorp (Roseville, CA)**
- March 13, 2004
- $344mm all stock
- 27 stores (4 brands)
  - $1,045mm in assets
  - $823mm in deposits

> **North Bay Bancorp (Napa, CA)**
- January 17, 2007
- $156mm all stock
- 10 stores (2 brands)
  - $728mm in assets
  - $463mm in deposits

> **EvergreenBank (Seattle, WA)**
- January 22, 2010
- FDIC-assisted transaction
- 7 stores (1 brand)
  - $353mm in assets including $252mm in loans
  - $286mm in deposits

2000 2002 2004 2006 2008 2010

> **VRB Bancorp (Rogue River, OR)**
- August 15, 2000
- $56mm all stock
- 13 stores (1 brand)
  - $327mm in assets
  - $279mm in deposits

> **Centennial Bancorp (Portland, OR)**
- July 23, 2002
- $215mm part cash, part stock
- 23 stores (1 brand)
  - $821mm in assets
  - $698mm in deposits

> **Western Sierra Bancorp (Cameron Park, CA)**
- February 7, 2006
- $356mm all stock
- 31 stores (4 brands)
  - $1,492mm in assets
  - $1,016mm in deposits

> **Bank of Clark County (Vancouver, WA)**
- January 20, 2009
- FDIC-assisted deposit deal
- Assumed $167mm in deposits at no premium
  - Also acquired certain assets totaling $23mm and 2 stores

> **Rainier Pacific Bank (Tacoma, WA)**
- February 26, 2010
- FDIC-assisted transaction
- 14 stores (1 brand)
  - $721mm in assets including $461mm in loans
  - $426mm in deposits

> **Nevada Security (Reno, NV)**
- June 18, 2010
- FDIC-assisted transaction
- 4 stores (2 brands)
  - $438mm in assets including $209mm in loans
  - $437mm in deposits

>24 separate brands integrated in last 10 years.

UMPQUA BANK



Thank you